SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                              PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2000

                                         ALCOA INC.

                   (Exact name of registrant as specified in its charter)


       Pennsylvania                   1-3610                  25-0317820

      (State or other            (Commission File          (I.R.S. Employer
       jurisdiction                   Number)              Identification No.)
     of incorporation)

    201 Isabella Street, Pittsburgh, Pennsylvania             15212-5858
       (Address of principal executive offices)               (Zip code)

              Office of Investor Relations 412-553-3042
                   Office of the Secretary 412-553-4707

            (Registrant's telephone number including area code)


The Registrant hereby amends its Current Report on Form 8-K filed on May 8, 2000 (i) to add a reference to the number and caption of Item 2 in addition to the reference to the number and caption of Item 5 included in the initial filing; and (ii) to include Financial Statements of Businesses Acquired and Pro Forma Financial Information in accordance with Items 7(a) and 7(b) within 60 days after the due date of the initial filing.

Item 2 and Item 5.  Acquisition or Disposition of Assets.

(As previously reported under Item 5 of the Registrant's Current Report on Form 8-K filed on May 8, 2000.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of businesses acquired.

The following financial statements are incorporated by reference into this filing:

The audited consolidated balance sheets of Reynolds Metals Company ("Reynolds") as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. (As previously filed on March 3, 2000 in Reynolds Metals Company's Annual Report on Form 10-K for the year ended December 31, 1999.)

The unaudited financial statements of Reynolds for the quarterly period ended March 31, 2000. (As previously filed on April 28, 2000 in Reynolds Metals Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.)

(b)    Pro forma financial information.

Introduction to unaudited pro forma condensed consolidated financial statements.

Unaudited pro forma condensed consolidated balance sheet of Alcoa Inc. ("Alcoa") and Reynolds as of March 31, 2000.

Unaudited pro forma condensed consolidated earnings statements of Alcoa and Reynolds for the three-month period ended March 31, 2000 and for the year ended December 31, 1999.

Notes to unaudited pro forma condensed consolidated financial statements.

(c)    Exhibits.

        8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated May 3, 2000. (As previously filed on May 8, 2000 in Form 8-K of Alcoa Inc.)

        8.2 Opinion of Wachtell, Lipton, Rosen & Katz, dated May 3, 2000. (As previously filed on May 8, 2000 in Form 8-K of Alcoa Inc.)

        23.1 Consent of Skadden, Arps, Slate, Meagher & Flom LLP, dated May 4, 2000. (As previously filed on May 8, 2000 in Form 8-K of Alcoa Inc.)

        23.2 Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2000. (As previously filed on May 8, 2000 in Form 8-K of
                Alcoa Inc.)

        23.3    Consent of Independent Auditors of Reynolds. (filed herewith)

        99.1 The audited consolidated balance sheets of Reynolds as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. (As previously filed on March 3, 2000 in Reynolds Metals Company's Annual Report on Form 10-K for the year ended December 31, 1999.)

        99.2 The unaudited financial statements of Reynolds for the quarterly period ended March 31, 2000. (As previously filed on April 28, 2000 in Reynolds Metals Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.)

        99.3 Introduction to unaudited pro forma condensed consolidated financial statements. Unaudited pro forma condensed consolidated balance sheet of Alcoa and Reynolds as of March 31, 2000. Unaudited pro forma condensed consolidated earnings statements of Alcoa and Reynolds for the three-month period ended March 31, 2000 and for the year ended December 31, 1999. Notes to unaudited pro forma condensed consolidated financial statements. (filed herewith)




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the following duly authorized officer.

                                   ALCOA INC.

Date:  July 10, 2000               By______________________________
                                      Richard B. Kelson
                                      Executive Vice President
                                      and Chief Financial Officer


                               INDEX TO EXHIBITS

        8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated May 3, 2000. (As previously filed on May 8, 2000 in Form 8-K of Alcoa Inc.)

        8.2 Opinion of Wachtell, Lipton, Rosen & Katz, dated May 3, 2000. (As previously filed on May 8, 2000 in Form 8-K of Alcoa Inc.)

        23.1 Consent of Skadden, Arps, Slate, Meagher & Flom LLP, dated May 4, 2000. (As previously filed on May 8, 2000 in Form 8-K of Alcoa Inc.)

        23.2 Consent of Wachtell, Lipton, Rosen & Katz, dated May 4, 2000. (As previously filed on May 8, 2000 in Form 8-K of
                Alcoa Inc.)

        23.3    Consent of Independent Auditors of Reynolds. (filed herewith)

        99.1 The audited consolidated balance sheets of Reynolds as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. (As previously filed on March 3, 2000 in Reynolds Metals Company's Annual Report on Form 10-K for the year ended March 31, 2000.)

        99.2 The unaudited financial statements of Reynolds for the quarterly period ended March 31, 2000. (As previously filed on April 28, 2000 in Reynolds Metals Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.)

        99.3 Introduction to unaudited pro forma condensed consolidated financial statements. Unaudited pro forma condensed consolidated balance sheet of Alcoa and Reynolds as of
                March 31, 2000. Unaudited pro forma condensed consolidated earnings statements of Alcoa and Reynolds for the three-month period ended March 31, 2000 and for the year ended December 31, 1999. Notes to unaudited pro forma condensed consolidated
                financial statements.   (filed herewith)